AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
CORPORATE AMERICA - VARIABLE
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
SUPPLEMENT DATED OCTOBER 30, 2002
TO
PROSPECTUS
DATED MAY 1, 2002
AS SUPPLEMENTED AUGUST 26, 2002

          American General Life Insurance Company ("AGL") is amending the prospectus for the purpose of:  i) ceasing future sales of the Policy and ii) reflecting a change in the name of one of the investment options available under the Policy.

          FIRST, effective December 31, 2002, AGL is amending the prospectus for the purpose of ceasing future sales of the Policy.

          On page 1 of the prospectus, the first sentence, following the Home Office addresses, is deleted in its entirety and replaced with the following:

This booklet is called the "prospectus." AGL will no longer accept applications after December 31, 2002 for the Policy which is described in this prospectus. Your rights as a Policy owner, including the right to make additional premium payments, are not affected by this change.

          SECOND, effective January 2, 2003, AGL is amending the prospectus for the purpose of reflecting a change in the name of one of the investment options available under the Policy.

          The Dreyfus Variable Investment Fund Small Cap Portfolio - Initial shares will change its name to Dreyfus Variable Investment Fund Developing Leaders Portfolio - Initial shares. For a period of time after January 2, 2003 we may provide you with confirmations, statements and other reports which contain the former name of the portfolio.